INVESTMENT IN LEASED VESSEL, NET	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
INVESTMENT IN LEASED VESSEL, NET	INVESTMENT IN LEASED VESSEL, NETOn May 15, 2019, we executed a modification to the Golar Freeze Charter which triggered a change in lease classification from an operating lease to a sales-type lease. This classification change resulted in the de-recognition of the vessel asset carrying value, the recognition of net investment in leased vessel (consisting of present value of the future lease receivables and unguaranteed residual value), and a gain on disposal of $4.2 million, which is included within "Other non-operating income" in our consolidated statement of operations. Post modification to sales-type lease, all charter hire revenue from the Golar Freeze Finance Lease is to be recognized as interest income. We recognized interest income of $9.5 million for the year ended December 31, 2019, which is included within "interest income" in our consolidated statement of operations.
The following table lists the components of our investment in leased vessel, net and the maturity profile of the undiscounted lease receivables:

Year ending December 31, (in thousands of $)
2020	18,300
2021	18,250
2022	18,250
2023	18,250
2024 and thereafter	189,350
Total minimum lease receivable	262,400
Unguaranteed residual value	16,000
Gross investment in sales-type lease	278,400
Less: unearned interest income	(164,263)
Investment in leased vessel, net	114,137
Less: current portion of investment in leased vessel, net	(2,308)
Non-current portion of investment in leased vessel, net	111,829

The charter includes an option, upon twelve months written notice of a termination not before the 3 years anniversary of the charter commencement date in order to substitute the FSRU for an alternative vessel but only if certain throughput targets have not been achieved. In this event we have a matching right. The charter also includes a 5-year extension option. We have assumed that this option will not be exercised.